EXHIBIT 24

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ WALDEN C. RHINES
Signature

Walden C. Rhines

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ GREGORY K. HINCKLEY
Signature

Gregory K. Hinckley

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ ANTHONY B. ADRIAN
Signature

ANTHONY B. ADRIAN

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ MARSHA B. CONGDON
Signature

Marsha B. Congdon

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ JAMES R. FIEBIGER
Signature

James R. Fiebiger

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ KEVIN C. MCDONOUGH
Signature

Kevin C. McDonough

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ PATRICK B. MCMANUS
Signature

Patrick B. McManus

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ FONTAINE K. RICHARDSON
Signature

Fontaine K. Richardson

POWER OF ATTORNEY

(1987 Non-Employee Directors’ Stock Option Plan)

The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION, appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 400,000 shares of Mentor Graphics common stock reserved for issuance under the 1987 Non-Employee Directors’ Stock Option Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: June 30, 2006.

/s/ SIR PETER BONFIELD
Signature

Sir Peter Bonfield